Impairment testing of goodwill and intangible assets	12 Months Ended
Dec. 31, 2017
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Impairment testing of goodwill and intangible assets
12.	Impairment testing of goodwill and intangible assets

Goodwill

In 2017 following the legal merger of NKO Rapida to QIWI Bank the Group combined JSC QIWI, Visa QIWI Wallet and Rapida CGUs into one CGU – Payment Services. Considering launching of new projects and acquiring new assets in 2017 the Group identified following new significant CGU’s: SOVEST, Postomatnye Tekhnologii, Tochka, Rocketbank, New Terminal and Flocktory.

As of December 31, 2017 the Group considers that goodwill which was allocated and tested for impairment at the group of CGU - JSC QIWI, Visa QIWI Wallet and Rapida – is attributable to Payment services CGU, which carrying amount was equal to 6,285 (2016 - 6,285). For the purpose of goodwill impairment test the Company estimated the recoverable amount of the Payment services CGU as fair value less costs of disposal on the basis of quoted prices of the Company’s ordinary shares (Level 1). As a result of annual impairment test the Group did not identify any impairment as of December 31, 2016 and 2017.

Intangible assets with indefinite useful life

As of December 31, 2017, the carrying amount of intangible assets with an indefinite useful life (licenses for banking operations, which are expected to be renewed indefinitely) is recognized with a value of 183 (2016 - 183). Intangible assets with an indefinite useful life were recorded by the Group at the date of acquisition of QIWI Bank JSC.

For the purpose of the impairment test of the intangible assets with indefinite useful life, the Company estimated the recoverable amounts of each asset as fair value less costs of disposal on the basis of comparative method and cost approach. Under the valuation using the comparative method the Group considered similar third-party’s transactions for acquisition of banks or bank organization that holds licenses identical to the Group’s ones. Under the valuation using the cost approach the Group considered outflows required to meet the requirements for a minimum amount of equity to be held by the bank or bank organization with licenses similar to the Group ones according to current legislation (Level 3).

The key assumption used in fair value less cost of disposal calculations is expected outflows to acquire license on the open market.

All assumptions are determined using observable market data and publicly available information of the cash transactions of the third-parties.

The Group performed an annual impairment test of Qiwi Bank’s license as of December 31, 2017 and as of December 31, 2016, but no impairment was identified. Reasonably possible changes in any valuation parameters would not result in impairment of intangible assets with indefinite useful life.

Intangible assets with definite useful life

For the purpose of the impairment test on other intangible assets the Company estimated the recoverable amounts as the higher of value in use or fair value less costs to sell of an individual asset or CGU this asset relates.

As of December 31, 2016 the Group identified the impairment indicators of intangible assets allocated to Rapida LTD CGU performed an impairment test of this CGU before the Goodwill testing, which indicated that there is impairment as of the reporting date in the amount of 847. As of December 31, 2017 the Group identifed the impairment indicators of New terminal CGU and completely impaired it by the amount of 89.

An analysis and movement of net book value of goodwill and indefinite life licenses acquired through business combinations, as included in the intangible assets (Note 11), is as follows:

As of December 31, 2015	6,569

Transfer to intangible assets with definite useful life	(101)

As of December 31, 2016	6,468

Transfer to intangible assets with definite useful life	—

As of December 31, 2017	6,468